UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2020

AG Mortgage Investment Trust, Inc.

(Exact name of Registrant as specified in its charter)

Maryland	001-35151	27-5254382
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

245 Park Avenue, 26th floor

New York, New York 10167

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 692-2000

Not Applicable

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbols:	Name of each exchange on which registered:
Common Stock, $0.01 par value per share	MITT	New York Stock Exchange (NYSE)
8.25% Series A Cumulative Redeemable Preferred Stock	MITT PrA	New York Stock Exchange (NYSE)
8.00% Series B Cumulative Redeemable Preferred Stock	MITT PrB	New York Stock Exchange (NYSE)
8.000% Series C Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	MITT PrC	New York Stock Exchange (NYSE)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On May 7, 2020, AG Mortgage Investment Trust, Inc. (the “Company”) issued a press release in which the Company estimated its book value per share1, as of April 30, 2020, to be in the range of $1.80 to $1.90.

On June 12, 2020, the Company issued a press release in which the Company stated that, based on the Company’s preliminary internal analysis, the Company estimated that book value per share as of May 31, 2020 was in a range not substantially higher than it was at April 30, 2020.

The financial information set forth above reflects the Company’s estimates of book value per share as of the indicated dates based on information available to management at the time the respective statement was made. These estimates are not a comprehensive statement or estimate of the Company’s financial results or financial condition. These estimates should not be viewed as a substitute for financial statements prepared in accordance with U.S. GAAP and they are not necessarily indicative of the results for any future period. Accordingly, you should not place undue reliance on these estimates.

These estimates were prepared by, and are the responsibility of, the Company’s management and are based upon a number of assumptions, including but not limited to, estimates related to the resolution of deficiencies with financing counterparties, the valuation of certain of its assets and the restructuring of certain of its financing arrangements. Additional items that may require adjustments to these estimates may be identified and could result in material changes to these estimates. The Company undertakes no obligation to update this information. PricewaterhouseCoopers LLP (“PwC”), the Company’s independent registered public accounting firm, has not audited, reviewed, compiled or performed any procedures with respect to the estimated financial information set forth herein. Accordingly, PwC does not express an opinion or provide any form of assurance with respect thereto.

FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on estimates, projections, beliefs and assumptions of management of the Company at the time of such statements and are not guarantees of future performance. Forward-looking statements involve risks and uncertainties in predicting future results and conditions. Actual results and outcomes could differ materially from those projected in these forward-looking statements due to a variety of factors and the impact of the COVID-19 pandemic on these factors, including, without limitation, changes in interest rates, changes in the yield curve, changes in prepayment rates on the loans we own that underlie our investment securities, increases in default rates or delinquencies and/or decreased recovery rates on our assets, our ability to predict and control costs, our ability to accurately estimate our book value per share, our ability to make distributions to our stockholders in the future, our ability to maintain our qualification as a REIT for federal tax purposes, our ability to maintain our exemption from registration under the Investment Company Act of 1940, as amended, the availability and terms of financing, changes in the fair value of our assets, including negative changes resulting in margin calls relating to the financing of our assets, changes in general economic conditions, in our industry and in the finance and real estate markets, including the impact on the value of our assets, conditions in the market for Agency RMBS, Non-Agency RMBS and CMBS securities, Excess MSRs and loans, conditions in the real estate market, legislative and regulatory actions by the U.S. Department of the Treasury, the Federal Reserve and other agencies and instrumentalities in response to the economic effects of the COVID-19 pandemic that could adversely affect the business of the Company, the forbearance program included in the Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”) and the ongoing spread and economic effects of the novel coronavirus (COVID-19). Additional information concerning these and other risk factors are contained in our filings with the Securities and Exchange Commission (“SEC”), including our most recent Annual Report on Form 10-K and subsequent filings, including our quarterly report on Form 10-Q for the three months ended March 31, 2020. Copies are available free of charge on the SEC’s website, http://www.sec.gov/. The Company undertakes no duty to update any forward-looking statements in this Current Report on Form 8-K to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

[1]	Per share amounts for book value are calculated using all outstanding common shares in accordance with U.S. GAAP, including all vested shares granted to the Company’s external manager and to independent directors under the Company’s equity incentive plans as of April 30. 2020. Book value is calculated using stockholders’ equity less net proceeds of the Company’s 8.25% Series A Cumulative Redeemable Preferred Stock ($49.9 million), 8.00% Series B Cumulative Redeemable Preferred Stock ($111.3 million), and 8.000% Series C Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock ($111.2 million) as the numerator. The liquidation preference for the Series A, Series B and Series C Preferred Stock is $51.8 million, $115 million and $115 million, respectively.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 18, 2020	AG MORTGAGE INVESTMENT TRUST, INC.

	By:	/s/ Raul E. Moreno
Raul E. Moreno
General Counsel and Secretary